Filed pursuant to Rule 497
Registration No. 333-213716

OWL ROCK CAPITAL CORPORATION II

Supplement No. 3 dated June 16, 2017

To

Prospectus dated February 3, 2017

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of Owl Rock Capital Corporation II dated February 3, 2017 as previously supplemented and amended (as so supplemented and amended, the “Prospectus”) and is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 23 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR INITIAL PUBLIC OFFERING

Since commencing our continuous public offering and through June 16, 2017, we have issued 1,270,687 shares of our common stock for gross proceeds of approximately $11.5 million. As of June 16, 2017, we had raised total gross proceeds of approximately $11.5 million, including seed capital contributed by our Adviser in September 2016 and approximately $5.5 million in gross proceeds raised from certain individuals and entities affiliated with Owl Rock Capital Advisors.

PORTFOLIO AND INVESTMENT ACTIVITY

As of June 16, 2017, we had investments in 10 portfolio companies with an aggregate par value of $16.4 million. As of June 16, 2017, based on par value, our portfolio consisted of 51% first lien debt investments and 49% second lien debt investments. As of June 16, 2017, 100% of the investments based on par value in our portfolio were at floating rates.

($ in thousands) Company	Industry	Facility Type	Interest Rate	Maturity Date	Par	% of Par
DTZ U.S. Borrower, LLC (dba Cushman & Wakefield)	Buildings and real estate	Second lien senior secured	L+7.75%	11/4/2022	$4,000	24.4%
Dade Paper & Bag, LLC (dba Imperial)	Distribution	First lien senior secured	L+7.50%	6/9/2024	4,000	24.4%
Pexco LLC	Manufacturing	Second lien senior secured	L+8.00%	5/8/2025	3,000	18.3%
Feradyne Outdoors, LLC	Consumer products	First lien senior secured	L+6.25%	5/25/2023	1,000	6.1%
CIBT Global, Inc	Business services	Second lien senior secured	L+7.75%	6/1/2025	1,000	6.1%
Dominion Web Solutions, LLC	Internet software and services	First lien senior secured	L+6.25%	6/17/2024	942	5.7%
Dominion Web Solutions, LLC	Internet software and services	First lien senior secured revolving loan	L+6.25%	6/15/2023	—	0.0%
Geodigm Corporation (dba National Dentex)	Healthcare equipment and services	First lien senior secured	L+6.54%	12/1/2021	888	5.4%
Geodigm Corporation (dba National Dentex)	Healthcare equipment and services	First lien senior secured delayed draw term loan	L+6.54%	12/1/2021	—	0.0%
PetVet Care Centers, LLC	Healthcare equipment and services	First lien senior secured	L+6.00%	6/8/2023	640	3.9%
PetVet Care Centers, LLC	Healthcare equipment and services	First lien senior secured delayed draw term loan	L+6.00%	6/8/2023	—	0.0%
PetVet Care Centers, LLC	Healthcare equipment and services	First lien senior secured revolving loan	L+6.00%	6/8/2023	—	0.0%
Blount International Inc.	Manufacturing	First lien senior secured	L+5.00%	4/12/2023	500	3.0%
SABA Software, Inc.	Human resource support services	First lien senior secured	L+5.50%	5/1/2023	450	2.7%
SABA Software, Inc.	Human resource support services	First lien senior secured revolving loan	L+5.50%	5/1/2023	—	0.0%

				Total	$16,420	100.0%

This supplement amends the Prospectus as follows:

RISK FACTORS

The third sentence of the second paragraph under the Risk Factor entitled “A majority of our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments” found on page 27 of the Prospectus is hereby replaced in its entirety with the following:

Our board of directors will utilize the services of independent third-party valuation firm(s), including Duff & Phelps LLC, to aid us in determining the fair value of our investments.

BUSINESS

The third sentence of the first paragraph of the subsection entitled “Valuation” found on page 74 of the Prospectus is hereby replaced in its entirety with the following:

Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is expected to be the case for substantially all of our investments, are valued at fair value as determined in good faith by our Board, based on, among other things, the input of the Adviser, our Audit Committee and independent third-party valuation firm(s), including Duff & Phelps, LLC, engaged at the direction of the Board.

DETERMINATION OF NET ASSET VALUE

The third sentence of the second paragraph of the subsection entitled “Determination of Net Asset Value” found on page 110 of the Prospectus is hereby replaced in its entirety with the following:

Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is expected to be the case for substantially all of our investments, are valued at fair value as determined in good faith by our Board, based on, among other things, the input of the Adviser, our Audit Committee and independent third-party valuation firm(s), including Duff & Phelps, LLC, engaged at the direction of the Board.